8


           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         FORM 24F-2
              Annual Notice of Securities Sold
                   Pursuant to Rule 24f-2




1. Name and address of issuer:
   Travelers Series Fund Inc.
   388 Greenwich St.
   New York, NY  10013

2. Name of each series or class of funds for which this notice is filed:
   MFS Total Return Portfolio
   Van Kampen American Capital Enterprise Portfolio
   Smith Barney Income and Growth Portfolio
   Smith Barney High Income Portfolio
   Putnam Diversified Portfolio
   Smith Barney International Equity Portfolio
   Smith Barney Pacific Basin Portfolio
   GT Global Strategic Income Portfolio
   Smith Barney Money Market Portfolio
   Alliance Growth Portfolio
   TBC Managed Income Portfolio
   AIM Capital Appreciation Portfolio

3. Investment Company Act File Number:
   811-8372
   Securities Act File Number:
   33-75644

4. Last day of fiscal year for which this notice is filed:
   October 31, 1996


5. Check  box  if this notice is being filed more  than  180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
   N/A
   [   ]


6. Date  of  termination of issuer's declaration under  rule
   24f-2(a)(1), if applicable (see Instruction A.6):

   N/A


7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

   0  SHARES                            $0


8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

   0 SHARES                             $0



9. Number  and  aggregate  sale  price  of  securities  sold during the fiscal year:
   46,762,083 SHARES                     $84,744,021


10 Number  and  aggregate  sale  price  of  securities  sold
 . during the fiscal year in reliance upon registration pursuant to rule 24f-2:

   MFS Total Return Portfolio
   35,887 SHARES                                  $457,616

    Van Kampen American Capital Enterprise Portfolio
   35,328 SHARES                                  $503,508

   Smith Barney Income and Growth Portfolio
   1,121,743                                          SHARES
   $15,360,530

   Smith Barney High Income Portfolio
   554,596                                            SHARES
   $6,383,231

   Putnam Diversified Portfolio
   51,751 SHARES                                  $586,292

   Smith Barney International Equity Portfolio
   726,645                                            SHARES
   $9,721,094

   Smith Barney Pacific Basin Portfolio
   320,414                                            SHARES
   $3,146,040

   GT Global Strategic Income Portfolio
   98,386                                             SHARES
   $1,126,674

   Smith Barney Money Market Portfolio
   43,495,781                                         SHARES
   $43,495,781

   Alliance Growth Portfolio
   142,721                                            SHARES
   $2,069,190

   TBC Managed Income Portfolio
   116,880                                            SHARES
   $1,244,582

   AIM Capital Appreciation Portfolio
   61,951 SHARES                                  $649,482


11 Number  and  aggregate  sale price of  securities  issued
 . during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):

   INCLUDED IN ITEM 9

12 Calculation  of  registration fee for  MFS  Total  Return
a. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_457,616___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__457,554____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __62___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                            __$0.02
   _____________


12 Calculation  of registration fee for Van Kampen  American
b. Capital Enterprise Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_503,508___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__503,508____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation  of registration fee for Smith Barney  Income
c. and Growth Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_15,360,530___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__992,481____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __14,368,049___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                         __4,954.50
   _____________


12 Calculation  of  registration fee for Smith  Barney  High
d. Income Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_6,383,231___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__809,848____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __5,573,383___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                         __1,921.86
   _____________


12 Calculation  of  registration fee for Putnam  Diversified
e. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_586,292___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__586,292____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   _0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation   of  registration  fee  for   Smith   Barney
f. International Equity Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_9,721,094___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__2,312,077____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   _7,409,017___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                         __2,554.83
   _____________



12 Calculation of registration fee for Smith Barney  Pacific
g. Basin Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_3,146,040___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__3,146,040____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation  of registration fee for GT Global  Strategic
h. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_1,126,674___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__1,126,674____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation  of registration fee for Smith  Barney  Money
i. Market Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_43,495,781___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__40,255,629____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __3,240,152___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                         __1,117.29
   _____________


12 Calculation  of  registration  fee  for  Alliance  Growth
j. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_2,069,190___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__2,069,190____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                 _0
   _____________


12 Calculation  of  registration fee for TBC Managed  Income
k. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_1,244,582___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__1,244,582____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation   of   registration  fee  for   AIM   Capital
l. Appreciation Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_649,482___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -__649,482____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________



Instruc Issuers  should  complete lines (ii),  (iii),  (iv),
tion:   and  (v)  only if the form is being filed within  60
        days  after  the close of the issuer's fiscal  year.
        See Instruction C.3.


13 Check  box if fees are being remitted to the Commission's
 .  lockbox  depository as described in  section  3a  of  the
   Commission's  Rules of Informal and Other Procedures  (17
   CFR 202.3a).

   [ x ]

   Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
   12/20/96

                          SIGNATURES
   This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

   By            (Signature           and            Title)*
   ___________________________________
                                              _Thomas     M.
   Reynolds - Controller_______

   Date _12/19/96_

    *Please print the name and title of the signing officer
                     below the signature.